Robinson Tax Advantaged Income Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated December 10, 2014, to the Summary Prospectus dated October 8, 2014, and the Prospectus dated September 30, 2014

The “Annual Fund Operating Expenses” table is revised as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		A Shares		C Shares		Institutional Shares
Management fees		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses (includes shareholder service fee of up to 0.15%)		1.36%		1.36%		1.36%
Dividend and interest expenses on short sales(3)	0.25%		0.25%		0.25%
Remaining other expenses(3)	1.11%		1.11%		1.11%
Acquired fund fees and expenses(3)		1.49%		1.49%		1.49%
Total annual fund operating expenses		4.20%		4.95%		3.95%
Fee waiver and/or expense reimbursements (4)		(0.86%)		(0.86%)		(0.86%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (4)		3.34%		4.09%		3.09%

1	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.
2	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.
3	“Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
4
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the A Shares, C Shares and Institutional Shares, respectively. This agreement is in effect until April 30, 2016, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of previously waived fees or expenses reimbursed to the Fund for three years from the date such fees were waived or expenses were reimbursed.

The “Expenses Example” table is revised as follows:

	One Year	Three Years
A Shares	$892	$1,704
C Shares	$512	$1,410
Institutional Shares	$312	$1,126

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
A Shares	$892	$1,704
C Shares	$411	$1,410
Institutional Shares	$312	$1,126

The following risk has been added to the “Principal Risks of Investing” sections within the Prospectus and Summary Prospectus:

U.S. Treasury Futures Contracts Hedge Risk. The Sub-advisor, where deemed appropriate, will seek to hedge against interest rate risk by shorting U.S. Treasury futures contracts. To the extent the Fund holds such short positions, should market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss; and should U.S. Treasury prices rise at the same time municipal bond prices fall, these losses may be greater than if the hedging strategy not been in place. The hedging strategy depends on market conditions and the judgment of the Sub-advisor, and there is no guarantee that the hedging strategy will be successful in mitigating interest rate risk or preventing losses to the Fund’s portfolio.

Please file this Supplement with your records.